1 st Quarter 2014 Financial Results Presentation May 8, 2014 Exhibit 99.2

Disclaimer
This presentation may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995
that involve significant risks, assumptions, and uncertainties, including statements relating to the market opportunity and future business prospects of Stifel Financial Corp., as well as Stifel, Nicolaus & Company, Incorporated and its subsidiaries (collectively, “SF” or the
“Company”).  These statements can be identified by the use of the words “may,” “will,” “should,” “could,” “would,” “plan,” “potential,”
“estimate,” “project,” “believe,” “intend,” “anticipate,” “expect,” and similar expressions.  In particular, these statements may refer to our goals, intentions, and expectations, our business plans and growth strategies, our ability to integrate and manage our acquired businesses, estimates of our risks and future costs and benefits, and forecasted demographic and economic trends relating to our industry.
You should not place undue reliance on any forward-looking statements, which speak only as of the date they were made.  We will not update these forward-looking statements, even though our situation may change in the future, unless we are obligated to do so under federal securities laws.
Actual results may differ materially and reported results should not be considered as an indication of future performance.  Factors that could cause actual results to differ are included in the Company’s annual and quarterly reports and from time to time in other reports filed by the Company with the Securities and Exchange Commission and include, among other things, changes in general economic and business conditions, actions of competitors, regulatory and legal actions, changes in legislation, and technology changes.
The Company utilized non-GAAP calculations of presented net revenues, compensation and benefits, non-compensation operating expenses, income before income taxes, provision for income taxes, net income, compensation and non-compensation operating expense ratios, pre-tax margin and diluted earnings per share as an additional measure to aid in understanding and analyzing the Company’s financial results for the three and six months ended June 30, 2013. Specifically, the Company believes that the non-GAAP measures provide useful information by excluding certain items that may not be indicative of the Company’s core operating results and business outlook. The Company believes that these non-GAAP measures will allow for a better evaluation of the operating performance of the business and facilitate a meaningful comparison of the Company’s results in the current period to those in prior periods and future periods. Reference to these non-GAAP measures should not be considered as a substitute for results that are presented in a manner consistent with GAAP. These non-GAAP measures are provided to enhance investors' overall understanding of the Company’s financial performance.
Forward-Looking Statements
Use of Non-GAAP Financial Measures

Chairman’s Comments
“During the first quarter we delivered solid results. Contributions from Global
Wealth Management and Institutional Group drove a 25% year-over-year increase in total net revenues. We continue to attract experienced financial advisors, and total client assets reached a record $168 billion. Investment banking produced nice results driven by both advisory and equity transactions. In the quarter, we continued to benefit from our expansion in the Institutional Group.
On April 3, 2014 we closed the previously announced acquisition of De La Rosa &
Co., a California based public finance investment banking boutique. We have integrated this impressive group into our current platform and are excited about their contribution to Stifel’s fixed income capabilities going forward.
Furthermore, today we announced the acquisition of Oriel Securities, which will significantly expand Stifel’s depth, expertise, and reach in London, a vital global financial center. We are excited to partner with Oriel to grow our business internationally.”

Acquisition of Oriel Securities
Stifel Europe Oriel Securities
Offices in London, Geneva, Madrid and
Zurich
Profitable, well capitalized and poised for
growth
Provide U.S. equity sales and trading
coverage to European accounts
Fixed Income sales and trading from the
former Knight Securities European
operation
Advisory and capital raising for European
issuers
Dedicated financial services coverage
through KBW, including research, sales,
trading and investment banking
160 Employees
Based in London
Founded in 2002, Employee owned
25 analysts covering 250 large, mid and small
cap stocks across 15 sectors
One of the largest UK-only sales and trading
desk
Market maker in over 400 stocks
Investment Banking
Since 2010, raised more than £4 billion
in new equity and completed M&A
valued at more than £2.2 billion in
120 Employees
Pro forma - Leading UK-based full service investment bank to middle market companies

Financial Results

Stifel Financial Corp. Results
Three months ended March 31, 2014

(1) Non-core adjustments consist of merger-related revenues and expenses associated with our recent acquisitions and discontinued
operations of SN Canada.
(2) Results for the three months ended March 31 and December 31, 2013 are Core (non-GAAP).
(1) (2)
(2)
($ in thousands, except per share amounts)
Non-GAAP Non-Core GAAP % Change % Change
Total revenues 557,288 $       (1,910) $          555,378 $       449,179 $       24.1% 576,236 $    (3.3%)
Interest expense 8,853 (221) 8,632 10,568 (16.2%) 11,555 (23.4%)
Net revenues 548,435 (1,689) 546,746 438,611 25.0% 564,681 $    (2.9%)
Compensation and benefits 344,487 2,284 346,771 281,126 22.5% 347,263 (0.8%)
Non-comp operating expenses 119,376 2,471 121,847 93,495 27.7% 126,990 (6.0%)
Total non-interest expenses 463,863 4,755 468,618 374,621 23.8% 474,253 (2.2%)
Income from continuing operations before income taxes 84,572 (6,444) 78,128 63,990 32.2% 90,428 (6.5%)
Provision for income taxes 32,544 (2,389) 30,155 23,932 36.0% 30,609 6.3%
Net income from continuing operations 52,028 $         (4,055) $          47,973 $         40,058 $         29.9% 59,819 $      (13.0%)
Discontinued operations:
Loss from discontinued operations, net - (591) (591) - nm - -
Net income 52,028 $         (4,646) $          47,382 $         40,058 $         29.9% 59,819 $      (13.0%)
Earnings per diluted common share:
Income from continuing operations 0.69 $              (0.06) $            0.63 $              0.58 $              19.0% 0.79 $           (12.7%)
Loss from discontinued operations - - - - -
Earnings per diluted common share 0.69 $              (0.06) $            0.63 $              0.58 $              19.0% 0.79 $           (12.7%)
Weighted average number of shares outstanding:
Diluted 75,691 75,691 69,189 9.4% 75,495 0.3%
Ratios to net revenues:
Compensation and benefits 62.8% 63.4% 64.1% 61.5%
Non-comp operating expenses 21.8% 22.3% 21.3% 22.5%
Income from continuing operations before income taxes 15.4% 14.3% 14.6% 16.0%
Three Months Ended March 31, 2014 Three Months Ended
3/31/13 12/31/13

Source of Revenues

($ in thousands)
3/31/14 3/31/13
%
Change
12/31/13
%
Change
Commissions 159,416 $   145,867 $   9.3% 152,451 $       4.6%
Principal transactions 126,461 107,264 17.9% 118,815 6.4%
Brokerage revenues 285,877 253,131 12.9% 271,266 5.4%
Capital raising 73,804 49,849 48.1% 71,379 3.4%
Advisory 58,500 27,056 116.2% 87,481 (33.1%)
Investment banking 132,304 76,905 72.0% 158,860 (16.7%)
Asset mgt and service fees 89,170 68,912 29.4% 83,928 6.2%
Other 5,200 20,419 (74.5%) 19,391 (73.2%)
Total operating revenues 512,551 419,367 22.2% 533,445 (3.9%)
Interest revenue 42,826 29,806 43.7% 40,711 5.2%
Total revenues 555,377 449,173 23.6% 574,156 (3.3%)
Interest expense 8,631 10,569 (18.3%) 11,630 (25.8%)
Net revenues 546,746 $   438,604 $   24.7% 562,526 $       (2.8%)
Three Months Ended

Core Non-Interest Expenses
Three months ended March 31, 2014

_________________________________________________________
(1) Excludes non-core  adjustments consisting of merger-related revenues and expenses associated with our recent acquisitions and discontinued operations of SN Canada.
(2) Transition pay includes amortization of retention awards, signing bonuses, and upfront notes.
($ in thousands)
3/31/14
(1)
3/31/13 % Change 12/31/13 % Change 3/31/14
(1)
3/31/13 12/31/13
Net revenues 548,435 $     438,611 $     25.0% 564,681 $     (2.9%) 100.0% 100.0% 100.0%
Compensation and benefits 321,035 260,299 23.3% 324,569 (1.1%) 58.5% 59.3% 57.5%
Transitional pay
(2)
23,452 20,827 12.6% 22,694 3.3% 4.3% 4.7% 4.0%
Total compensation and benefits 344,487 281,126 22.5% 347,263 (0.8%) 62.8% 64.1% 61.5%
Occupancy and equipment rental 39,570 30,973 27.8% 40,892 (3.2%) 7.2% 7.1% 7.2%
Communication and office supplies 24,801 21,336 16.2% 24,974 (0.7%) 4.5% 4.9% 4.4%
Commissions and floor brokerage 9,028 8,449 6.9% 8,213 9.9% 1.6% 1.9% 1.5%
Other operating expenses 45,977 32,737 40.4% 52,911 (13.1%) 8.3% 7.5% 9.3%
Total non-comp operating expenses 119,376 93,495 27.7% 126,990 (6.0%) 21.7% 21.3% 22.5%
Total non-interest expense 463,863 374,621 23.8% 474,253 (2.2%) 84.6% 85.4% 84.0%
Income from continuing operations before income taxes 84,572 63,990 32.2% 90,428 (6.5%) 15.4% 14.6% 16.0%
Provision for income taxes 32,544 23,932 36.0% 30,609 6.3% 5.9% 5.4% 5.4%
Non-GAAP net income from continuing operations 52,028 $       40,058 $       29.9% 59,819 $       (13.0%) 9.5% 9.1% 10.6%
Non-core expenses (after-tax)
(4,055) (25,122) (7,693)
GAAP net income from continuing operations 47,973 $       14,936 $       52,126 $
Three Months Ended % of Net revenues

Segment Comparison - Core

($ in thousands)
3/31/14 3/31/13
%
Change
12/31/13
%
Change
Net revenues:
Global Wealth Management 297,183 $   266,957 $   11.3% 292,836 $   1.5%
Institutional Group 249,977      173,300      44.2% 267,282      (6.5%)
Other 1,275          (1,645)        (177.5%) 4,563          (72.1%)
548,435 $   438,612 $   25.0% 564,681 $   (2.9%)
Operating contribution:
Global Wealth Management 79,676 $     69,499 $     14.6% 79,022 $     0.8%
Institutional Group 45,622        28,230        61.6% 48,590        (6.1%)
Other (40,726)      (33,739)      20.7% (37,184)      9.5%
84,572 $     63,990 $     32.2% 90,428 $     (6.5%)
Operating contribution
(1)
Global Wealth Management 26.8            26.0            27.0
Institutional Group 18.3            16.3            18.2
Other (7.4)            (7.7)            (6.6)
15.4            14.6            16.0
As a percentage of net revenues:
Three Months Ended
(1) Contribution margin for the other segment is divided by consolidated net revenues.
_________________________________________________________

Global Wealth Management

($ in thousands) 3/31/14 3/31/13 % Change 12/31/13 % Change
Commissions 107,739 $   102,086 $   5.5% 104,149 $   3.4%
Principal transactions 53,766 56,307 (4.5%) 55,809 (3.7%)
Asset management & service fees 89,130 68,934 29.3% 82,964 7.4%
Net interest 35,262 21,486 64.1% 31,092 13.4%
Investment banking 9,926 11,103 (10.6%) 9,568 3.6%
Other income 1,360 7,041 (80.7%) 9,254 (85.2%)
Net revenues 297,183 266,957 11.3% 292,836 1.5%
Compensation and benefits 174,168 157,596 10.5% 167,980 3.7%
Non-comp operating expenses 43,339 39,862 8.7% 45,834 (5.4%)
Total non-interest expenses 217,507 197,458 10.2% 213,814 1.7%
Income before income taxes 79,676 $     69,499 $     14.6% 79,022 $     0.8%
Ratios to net revenues: :
Compensation and benefits 58.6% 59.0% 57.4%
Non-comp operating expenses 14.6% 15.0% 15.6%
Income before income taxes 26.8% 26.0% 27.0%
Three Months Ended

Stifel Bank & Trust
(an operating unit of GWM)

As of
3/31/14 3/31/13 % Change 12/31/13 % Change
Assets $ 4,994,215 $ 3,832,281 30.3 $ 5,021,943 (0.6)
Investment securities 3,083,902 2,440,146 26.4 3,062,549 0.7
Retained loans, net 1,495,124 886,597 68.6 1,412,136 5.9
Loans held for sale 102,367 165,698 (38.2) 109,110 (6.2)
Deposits 4,605,260 3,556,568 29.5 4,663,323 (1.2)
Allowance for loan losses 14,131 $              9,406 $                50.2 12,668 $             11.5
Allowance as a percentage of loans
0.94%
1.01% 0.89%
Non-performing loans 1,292 $                1,063 $                21.5 1,504 $               (14.1)
Other non-performing assets - 373 (100.0) 131 100.0
Non-performing assets  1,292 $                1,436 $                (10.0) 1,635 $               (21.0)
0.03%
0.04% 0.03%
As of
Non-performing assets as a
percentage  of total assets

Institutional Group

($ in thousands) 3/31/14 3/31/13 % Change 12/31/13 % Change
Net revenues 249,977 $   173,300 $   44.2% 267,282 $   (6.5%)
Compensation and benefits 154,016 106,821 44.2% 165,779 (7.1%)
Non-comp operating expenses 50,339 38,249 31.6% 52,913 (4.9%)
Total non-interest expenses 204,355 145,070 40.9% 218,692 (6.6%)
Income before income taxes 45,622 $     28,230 $     61.6% 48,590 $     (6.1%)
Ratios to net revenues:
Compensation and benefits 61.6% 61.6% 62.0%
Non-comp operating expenses 20.1% 22.1% 19.8%
Income before income taxes 18.3% 16.3% 18.2%
Three Months Ended

Institutional Group Revenues

_________________________________________________________
(1) Includes net interest and other income.
($ in thousands)
3/31/14 3/31/13
% Change
12/31/13
% Change
Institutional brokerage:
Equity 65,768 $    49,238 $    33.6% 60,204 $    9.2%
Fixed income 58,604 45,500 28.8% 51,103 14.7%
124,372 94,738 31.3% 111,307 11.7%
Investment Banking:
Capital raising
Equity 44,476 23,031 93.1% 46,634 (4.6%)
Fixed income 19,402 15,715 23.5% 14,677 32.2%
63,878 38,746 64.9% 61,311 4.2%
Advisory fees 58,500 27,056 116.2% 87,981 (33.5%)
Investment banking 122,378 65,802 86.0% 149,292 (18.0%)
Other
(1)
3,227 12,760 (74.7%) 6,683 (51.7%)
Total net revenue 249,977 $  173,300 $  44.2% 267,282 $  (6.5%)
Three Months Ended

Financial Condition

Capital Structure
As of March 31, 2014
(in thousands, except ratios)

_________________________________________________________
($ in thousands)
Total Assets 9,387,814 $
Stockholders' Equity 2,100,140 $
6.70% senior notes, due 2022 175,000 $
5.375% senior notes, due 2022 150,000
Debentures to Stifel Financial Capital Trusts II, III, & IV 82,500
Total Capitalization 2,507,640 $
Ratios:
Debt to Equity
(1)
12.3%
Tier 1 Leverage Ratio 15.4%
Tier 1 Risk-Based Capital Ratio 25.9%
(1)
Debt to equity ratio includes the debentures to Stifel Financial Capital Trusts ($82.5m), and Senior Notes ($325.0m) divided by stockholders’ equity.

Other Financial Data
(1) Includes 141, 148 and 143 independent contractors as of March 31, 2014, March 31, 2013 and December 31, 2013, respectively.
(2) Includes money-market and FDIC-insured balances. Prior period amounts have been adjusted to conform to the current period presentation.
_________________________________________________________
As of
3/31/14 3/31/13 % Change 12/31/13 % Change
4,393,599 $          4,301,474 $       2.1% 3,986,927 $       10.2%
4,994,215 3,832,281 30.3% 5,021,943 (0.6%)
9,387,814 $          8,133,755 $       15.4% 9,008,870 $       4.2%
1,748,450 $          1,620,204 $       7.9% 1,740,263 $       0.5%
351,690 283,462 24.1% 318,586 10.4%
2,100,140 $          1,903,666 $       10.3% 2,058,849 $       2.0%
2.0 2.1 (1.3%) 1.9 9.6%
14.2 13.5 4.9% 15.6 (8.9%)
3.7 3.4 8.9% 3.7 2.4%
32.09 $                   30.13 $               6.5% 32.30 $               (0.7%)
2,081 2,063 0.9% 2,077 0.2%
5,831 5,680 2.7% 5,862 (0.5%)
359 357 0.6% 357 0.6%
Total assets (000s):
Stifel Nicolaus & Stifel Financial
Stifel Bank
Total assets
Total stockholders' equity (000s):
Stifel Nicolaus & Stifel Financial
Stifel Bank
Total stockholders' equity
Leverage ratio:
Stifel Nicolaus & Stifel Financial
Stifel Bank
Total leverage ratio
Book value per common share
Financial advisors
(1)
Full-time associates
Locations
Total client assets (000s)
(2)
168,423,000 $     147,119,000 $  14.5% 165,570,000 $  1.7%
As of

Alternatives to Deploy Excess Capital
With a 26% Tier 1 Risk Based Capital Ratio, Stifel is overcapitalized relative to peers (1) :
Available Methods
1) Leverage existing capital base by growing assets:
2) Repurchase stock (2) :
3) Return capital via a dividend – not currently being evaluated

1) Our peer group average tier 1 leverage ratio is 10% and the average peer group tier 1 RBC ratio is 17%.
2) The repurchase scenario assumes a $46.81  stock price and a 2% pre-tax opportunity cost of cash
Existing Grow Assets Pro Forma SF
Total Assets 9,387,815 4,519,527 13,907,342
Risk Weighted Assets 4,886,546 2,548,537 7,435,082
Equity 2,100,140 - 2,100,140
Core Earnings 216,600 45,195 261,795
Tier 1 RBC Ratio 26% - 17%
Tier 1 Leverage Ratio 15% - 10%
Shares 76,070 - 76,070
EPS 2.85 0.59 3.44
EPS Accretion - - 21%
BVPS Accretion/Dilution - - -
$                     $                     $
Existing Repurchase Pro Forma SF
Total Assets 9,387,815 (403,215) 8,984,600
Risk Weighted Assets 4,886,546 (80,643)
Equity 2,100,140 (403,215)
Core Earnings 216,600 (5,242)
Tier 1 RBC Ratio 26% -9%
Tier 1 Leverage Ratio 15% -5%
Shares 76,070
EPS 2.85
EPS Accretion - -
BVPS Accretion/Dilution - -
$                     $
(8,614)
0.29
4,805,903
1,696,925
211,358
17%
10%
67,456
3.13
10%
-8%
$

Q&A